SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 13, 2004
                                                          -------------





                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)





          NEW YORK                   1-11238                    13-3534162
----------------------           ----------------          --------------------
(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)               Number)                Identification No.)




                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------



                                       N/A
                                       ---
         (Former name or former address, if changed since last report):

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------
        99.1                 Transcript from first quarter earnings conference
                             call held on May 13, 2004


Item 12.  Results of Operations and Financial Condition.

        On May 13, 2004, NYMAGIC, Inc. (the "Company") held a conference call to discuss the financial results of the Company for its fiscal quarter ended March 31, 2004. A copy of the transcript of the call is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 12 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            NYMAGIC, INC.


                                            By:/s/ Thomas J. Iacopelli
                                               ---------------------------------
                                               Name:   Thomas J. Iacopelli
                                               Title:  Chief Financial Officer
                                                       and Treasurer




Date: May 13, 2004

                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------
                 99.1           Transcript from first quarter earnings
                                conference call held on May 13, 2004